176 0 0 137 132 126 237 23 23 46 46 46 51 132 156 252 202 59 March 2015 Sidoti Conference Exhibit 99.2

176 0 0 137 132 126 237 23 23 46 46 46 51 132 156 252 202 59 Page 2 Safe Harbor Statement Certain statements contained within this presentation may be considered forward-looking under the Private Securities Litigation Reform Act of 1995 and are subject to risks and uncertainties including, but not limited to, the ability to fully realize the expected benefits of the spin-off of our EMS segment, the successful completion of the restructuring plan, adverse changes in the global economic conditions, increased global competition, significant reduction in customer order patterns, relationships with strategic customers and product distributors, availability or cost of raw materials and components, increased competitive pricing pressures reflecting excess industry capacities, changes in the regulatory environment, or similar unforeseen events. Additional cautionary statements regarding other risk factors that could have an effect on the future performance of Kimball are contained in our Annual Report on Form 10-K filing for the fiscal year ended June 30, 2014.

176 0 0 137 132 126 237 23 23 46 46 46 51 132 156 252 202 59 Page 3 Kimball Participants Bob Schneider CEO, Chairman of the Board Don Van Winkle President, COO Michelle Schroeder VP, CFO Dennis Gerber Treasurer, Director-Investor Relations

176 0 0 137 132 126 237 23 23 46 46 46 51 132 156 252 202 59 Page 4 Now a Focused Furniture Company (Spins Off Electronics) 60+ Year History of Quality and Craftsmanship  Founded in 1950 as a small contract furniture manufacturing company.  Through acquisitions and strategic initiatives, Kimball International grew into the streamlined furniture provider that it is today.  Today, Kimball Office, National Office Furniture and Kimball Hospitality are all recognized brands in their respective furniture categories Celebrated 60 year anniversary Made first acquisition, a kitchen cabinet manufacturer, which kicked off a decade long pursuit of vertical integration Jasper Corporation was formed and began manufacturing wood products, including TV cabinets Acquired W.W. Kimball, a 102-year old manufacturer of pianos and organs Decided to manufacture and design office furniture as Kimball Office Company name changed from Jasper Corporation to Kimball International Kimball International became a publicly-held company by offering for sale 500,000 shares of Class B Common Stock. Class A was privately held. Restructured and focused Furniture solely on Office and Hospitality furniture National Office Furniture formed to serve the growing middle-market 1950 1952 1959 1974 1970 1985 1980 2007 2010 1976 Entered the lodging market forming Kimball Hospitality Kimball International returns to a furniture focused company with the spin-off of Kimball Electronics 2014 and Beyond Kimball International has evolved, changed and grown into major furniture player over the last 64 years Then Now To Stock Unification NasdaqGS:KBAL 1961 Established Kimball Electronics

176 0 0 137 132 126 237 23 23 46 46 46 51 132 156 252 202 59 Page 5 Award Winning and Recognized Furniture Brands Favorable Furniture Industry Dynamics Strong Balance Sheet with $49M in Cash/Nil Debt Restructuring Plan Being Implemented - Significant Operating Income Margin Opportunity Significant Increase In New Product Introductions - Poised for Growth Summary - Key Investment Highlights Dividend Yield of 2%

176 0 0 137 132 126 237 23 23 46 46 46 51 132 156 252 202 59 Page 6  Established Brand Presidents – Put Authority Closer to Markets  Announced Restructuring Plan to Reduce Excess Capacity: – Post Falls Idaho Manufacturing Facility Exit - $5M Annual Savings – Sale Of Air Plane Focused on Executive Travel - $800K Annual Savings  Began Utilizing Office Furniture Mfg. Capacity For Hospitality Orders  Adjusted Compensation – Eliminated Executive Health and Financial Planning Perks – Established Relative Total Shareowner Return Plan for CEO, COO, and CFO – Adjusted Incentive Comp Plan to Increase Difficulty  Began Cultural Change to Promote Collaboration, Teamwork, and Speed  Heightened Focus on Achieving 8% Operating Income A New Day Key Operating Changes Since 10/31/14 Spin-off Of Electronics

176 0 0 137 132 126 237 23 23 46 46 46 51 132 156 252 202 59 Page 7  Established Lead Independent Director of the Board A New Day Key Governance Changes Since 10/31/14 Spin  Unified Two-Class Stock Structure-All Shares Now With Equal Voting  Established Resignation Policy for Board Members Not Receiving Majority Vote in an Uncontested Election  Implemented Restrictions on Hedging/Pledging Company Shares  Working On “Modernizing” Change-In-Control Agreements  Retirements of Former CEO and Chairman at Spin

176 0 0 137 132 126 237 23 23 46 46 46 51 132 156 252 202 59 Page 8 Brands Representative Customers Design driven, tech savvy brand tailoring solutions that provide better workplace, learning and healing environments. Our broad product portfolio offers unlimited possibilities that are inspiring, productive, and environmentally responsible In-room and public space furniture solutions for hotel properties, condominiums, and mixed use developments. Largest hotel in-room casegoods and seating manufacturer in the US. Furniture solutions to address a variety of industries and price points, including private offices, open/collaborative, conference/training rooms, lobby and dining/lounge areas Who We Are and Who We Serve

176 0 0 137 132 126 237 23 23 46 46 46 51 132 156 252 202 59 Page 9 Sampling of Kimball Office New Product Boyd Dock Dwell Flip Xsede Alumma Teem Stow

176 0 0 137 132 126 237 23 23 46 46 46 51 132 156 252 202 59 Page 10 Sampling of Kimball Office New Product

176 0 0 137 132 126 237 23 23 46 46 46 51 132 156 252 202 59 Page 11 Sampling of National New Products Reno Enhancements Essay Exhibit Enhancements Staccato Swift Enhancements Mio Collaborative Tables Palisander Corian Tops Fringe Lounge Acorn Sable

176 0 0 137 132 126 237 23 23 46 46 46 51 132 156 252 202 59 Page 12 2014 Dealers’ Choice Survey Winner: National – Tables and Second Place - Casegoods Sample Awards and Recognitions Contract Magazine Top 10 Brand in Desks/Credenzas

176 0 0 137 132 126 237 23 23 46 46 46 51 132 156 252 202 59 Furniture Industry Indicators

176 0 0 137 132 126 237 23 23 46 46 46 51 132 156 252 202 59 Page 14 U.S. Furniture Leading Indicators are Improving S ou rc e U S B ur ea u of E co no m ic A na ly si s S ou rc e: U S B ur ea u of L ab or S ta tis tic s S ou rc e: A IA Architectural Billing Index January at 49.9 down from 52.7 in Dec. Softness attributed to weather. 8.6% 10.0% -35.0% -30.0% -25.0% -20.0% -15.0% -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% 0 2000 4000 6000 8000 10000 12000 14000 16000 BIFMA ($millions) Consumption Growth Bullish Outlook 0 200 400 600 800 1000 1200 1400 1600 1800 US Corporate Profit After Tax With IVA and CCA adjustment ($billion) 100 105 110 115 120 125 Service Sector Employement (millions workers)

176 0 0 137 132 126 237 23 23 46 46 46 51 132 156 252 202 59 Page 15 Hospitality Leading Indicators are Strong 8.3% 7.4% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% Luxury Upper Scale Upscale Upper Middle Scale Midscale Economy Independents US 2014 2015 Source: PWC Hospitality Directions January 2015 Revenue Per Available Room (RevPAR) Growth Rates (Estimated) RevPAR up since prior quarter

176 0 0 137 132 126 237 23 23 46 46 46 51 132 156 252 202 59 Kimball International Financial Overview Basis of Presentation is Continuing Operations adjusted for certain non-operating and non-recurring transactions for comparability. Financial information included throughout is unaudited.

176 0 0 137 132 126 237 23 23 46 46 46 51 132 156 252 202 59 Page 17 Sales Growth Each Quarter Net Sales (1) ($ in millions) $139.0 $125.1 $137.9 $144.4 $151.4 6.1% 4.8% 9.8% 1.8% 8.9% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% $0 $25 $50 $75 $100 $125 $150 $175 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Net Sales Year Over Year Growth Excludes Electronics (1) Unaudited

176 0 0 137 132 126 237 23 23 46 46 46 51 132 156 252 202 59 Page 18 Sales by Vertical – Good Diversification Sales Mix by End Market Vertical (1) _____________________ (1) Unaudited. $46.5 $52.5 $22.4 $27.3 $28.8 $35.4 $17.5 $13.6 $15.4 $14.8 $8.4 $7.8 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 Q2'14 Q2'15 Other Commercial Government Hospitality Finance Healthcare Education Excludes Electronics

176 0 0 137 132 126 237 23 23 46 46 46 51 132 156 252 202 59 Page 19 Sales by Vertical – Change Since Prior Year (1) ($ in millions) $139.0 $151.4 $125 $130 $135 $140 $145 $150 $155 $160 _____________________ (1) Unaudited. Excludes Electronics

176 0 0 137 132 126 237 23 23 46 46 46 51 132 156 252 202 59 Page 20 Order Levels Orders (1) ($ in millions) $131.0 $113.1 $150.3 $161.9 $159.0 0.9% -4.3% 4.2% 1.8% 21.4% -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% $0 $25 $50 $75 $100 $125 $150 $175 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Orders Received Year Over Year Growth _____________________ (1) Unaudited. Excludes Electronics Or 10.8% excluding unusually large ($13.8M) hospitality vertical order in Q2’15

176 0 0 137 132 126 237 23 23 46 46 46 51 132 156 252 202 59 Page 21 Orders by Vertical Order Mix by End Market Vertical (1) _____________________ (1) Unaudited. $47.9 $54.1 $20.3 $23.6 $21.0 $44.0 $17.2 $14.6 $16.3 $14.8 $8.4 $8.0 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 Q2'14 Q2'15 Other Commercial Government Hospitality Finance Healthcare Education Excludes Electronics

176 0 0 137 132 126 237 23 23 46 46 46 51 132 156 252 202 59 Page 22 Orders by Vertical – Change Since Prior Year (1) ($ in millions) $131.0 $159.0 $100 $110 $120 $130 $140 $150 $160 $170 _____________________ (1) Unaudited. Excludes Electronics

176 0 0 137 132 126 237 23 23 46 46 46 51 132 156 252 202 59 Page 23 Gross Profit Gross Profit from Continuing Operations (1) ($ in millions) $45.8 $36.6 $42.1 $47.2 $46.6 32.9% 29.3% 30.5% 32.7% 30.8% 27.0% 28.0% 29.0% 30.0% 31.0% 32.0% 33.0% 34.0% $30 $40 $50 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Gross Profit % of Net Sales _____________________ (1) Unaudited. Excludes Electronics

176 0 0 137 132 126 237 23 23 46 46 46 51 132 156 252 202 59 Page 24 $42.8 $37.3 $41.1 $42.4 $41.7 $39.9 $35.5 $40.5 $40.2 $40.4 28.7% 28.4% 29.4% 27.8% 26.7% 25.0% 25.5% 26.0% 26.5% 27.0% 27.5% 28.0% 28.5% 29.0% 29.5% 30.0% $30 $35 $40 $45 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Adjusted S&A (1) Adjusted Pro Forma S&A (1) Adjusted Pro Forma S&A % of Sales (1) Selling and Administrative Expenses (1) ($ in millions) _____________________ (1) Unaudited. Adjusted amounts exclude spin-off expenses. Adjusted pro forma amounts exclude spin-off expenses, compensation of key executives who retired as of the spin-off date, and SERP revaluation. Excludes Electronics

176 0 0 137 132 126 237 23 23 46 46 46 51 132 156 252 202 59 Page 25 $3.0 $(0.7) $1.0 $4.8 $4.9 $5.5 $0.8 $1.3 $6.7 $6.1 4.0% 0.6% 0.9% 4.6% 4.0% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 5.0% -$2 -$1 $0 $1 $2 $3 $4 $5 $6 $7 $8 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Adjusted Operating Profit (1) Adjusted Pro Forma Operating Profit (1) Adjusted Pro Forma Operating Profit as a % of Sales (1) Operating Profit (1) ($ in millions) _____________________ (1) Unaudited. See appendix for Non-GAAP reconciliation. Excludes Electronics

176 0 0 137 132 126 237 23 23 46 46 46 51 132 156 252 202 59 Page 26 -2.00% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% Adjusted Operating Profit from Continuing Operations (1) Progress Being Made Towards Published 8% Operating Profit Goal (millions $) 2011 2012 2013 2014 Q1’15 Q2’15 Goal Net Sales $ $481 $525 $500 $544 $144.4 $151.4 Adjusted Operating Profit $ from Continuing Operations(1) -$7.9 $5.0 -$10.6 $3.4 $4.8 $4.9 Adjusted Pro Forma Operating Profit $ (1) -$3.9 $6.9 -$5.2 $11.0 $6.7 $6.1 $12.8 Adjusted Pro Forma (1) Operating Profit % -0.8% 1.3% -1.0% 2.0% 4.6% 4.0% 8.0% Goal _____________________ (1) Unaudited. See Appendix for Non-GAAP reconciliation. $160 Estimated Quarterly Sales To Reach 8% Op Income Gap Excludes Electronics

176 0 0 137 132 126 237 23 23 46 46 46 51 132 156 252 202 59 Page 27 Free Cash Flow – Last 4 Quarters (1) _____________________ (1) Unaudited. Defined as adjusted pro forma operating profit, less pro-forma taxes, plus depreciation and amortization, less capital expenditures, plus non-cash stock compensation. Pro forma taxes are reported taxes adjusted for the tax effect of the adjustments to operating profit to arrive at pro forma operating profit as shown in the appendix. See Appendix for Non-GAAP adjustments. $3.0 $1.7 $5.3 $2.3 Q3'14 Q4'14 Q1'15 Q2'15 -$8.0 -$6.0 -$4.0 -$2.0 $0.0 $2.0 $4.0 $6.0 Adjusted Pro-Forma Operating Profit After Tax Depreciation/Amortization Capital Expenditures Non-Cash Stock Comp Adjusted Free Cash Flow Excludes Electronics

176 0 0 137 132 126 237 23 23 46 46 46 51 132 156 252 202 59 Page 28 Annual Non-GAAP Reconciliation (Unaudited) (millions $) 2011 2012 2013 2014 Kimball International Inc. Operating Profit – As Reported (Includes both Furniture and Electronics) $2.4 $18.4 $23.0 $40.6 Discontinued Electronics Operations Income -$10.3 -$13.4 -$33.6 -$38.7 Add: Spin Cost – Included in SGA (1) $1.5 Adjusted Operating Profit from Continuing Operations (5) -$7.9 $5.0 -$10.6 $3.4 Adjusted Operating Profit from Continuing Operations as a % of Sales -1.6% 1.0% -2.1% .6% Add: Employee Retirements – Included in SGA (2) Add: Other Non-operational – Included in SGA (3) Add: SERP –Included in SGA (4) $2.8 $2.5 $3.2 $0 $5.0 $1.7 $6.8 -$.5 $2.6 Adjusted Pro Forma Operating Profit from Continuing Operations before External Reverse Synergies -$2.6 $8.2 -$3.9 $12.3 Deduct: External Reverse Synergies (5) -$1.3 -$1.3 -$1.3 -$1.3 Adjusted Pro Forma Operating Profit from Continuing Operations (5) -$3.9 $6.9 -$5.2 $11.0 Adjusted Pro Forma Operating Profit from Continuing Operations as a % of Sales -.8% 1.3% -1.0% 2.0% _____________________ (1) Total spin cost is estimated to be ~ $7.5M. Spin cost through FY 2014 equaled $3M of which $1.5M reduces reported operating profit from continuing operations and $1.5M is included in discontinued operations. (2) Estimated cost associated with the retirement and separation of people due to spin. Cost include that for salary, incentive compensation, performance shares, retirement contribution, and payroll tax. (3) Includes: pre-tax airplane write-off $1.2M and gain from sale of idle property of $1.7M in FY’14. (4) SERP expense is added back to adjusted operating profit because amount is offset in other income (expense) section of income statement. Net Income is not affected by SERP. (5) Adjusted pro forma operating profit includes external reverse synergies representing estimated increases to the cost structure necessitated by the split into two companies. For example, pre-spin Kimball had one board of directors, and such costs were allocated to Furniture and Electronics. Post spin, there are two boards with each company experiencing a cost increase merely because of the separation. Other examples include IT expenditures and certain insurance cost among others. The $1.3M per year reflected in the table above is a mid-point of a range estimated to be from $1.0M to $1.5M adjusting the adjusted pro forma operating profit from continuing operations to reflect this estimated increase in cost structure post spin. In addition to external cost, internal reverse synergy cost also exist and are embedded in the calculation of Operating Income from continuing operations reducing income. Different than external cost, these costs do not have to be separately deducted in this reconciliation because by way of the discontinued operation calculation this cost increase remains within the computed Operating Income from continuing operations. As an example for this type of cost, pre-spin Kimball had an SEC financial reporting function, and such costs were allocated to Furniture and Electronics. Post spin, there are two separate functions experiencing a cost increase as it takes more resource to perform this function for two separate companies than one. This cost increase is estimated to be $500k to $1M. So in total, it is estimated that reverse synergy cost will increase cost structure post spin by $1.5 to $2.5M per year as already reflected in the adjusted results included in the reconciliation above. Excludes Electronics

176 0 0 137 132 126 237 23 23 46 46 46 51 132 156 252 202 59 Page 29 Quarterly Non-GAAP Reconciliation (Unaudited) (millions $) Q2’14 Q3’14 Q4’14 Q1’15 Q2’15 Kimball International Inc. Operating Profit – As Reported (Includes both Furniture and Electronics for Q2’14 – Q1’15) $10.2 $8.4 $10.3 $13.7 NA-Electronics classified as a discontinued operation. Discontinued Electronics Operations Income -$7.2 -$9.5 -$10.4 -$10.0 Operating Income from Continuing Operations $3.0 -$1.1 -$0.1 $3.7 -$0.1 Add: Spin Cost – Included in SGA (1) Restructuring $.4 $1.1 $1.1 $1.7 $3.3 Adjusted Operating Profit from Continuing Operations (5) $3.0 -$.7 $1.0 $4.8 $4.9 Adjusted Operating Profit from Continuing Operations as a % of Sales 2.2% -.5% .7% 3.3% 3.2% Add: Employee Retirements – Included in SGA (2) Add: Other Non-operational – Included in SGA (3) Add: SERP –Included in SGA (4) $1.8 $1.0 $1.6 $.2 $1.8 -$1.7 $.5 $2.4 -$.2 $.9 $.4 Adjusted Pro Forma Operating Profit from Continuing Operations before External Reverse Synergies $5.8 $1.1 $1.6 $7.0 $6.2 Deduct: External Reverse Synergies (5) -$.3 -$.3 -$.3 -$.3 -$.1 Adjusted Pro Forma Operating Profit from Continuing Operations (5) $5.5 $.8 $1.3 $6.7 $6.1 Adjusted Pro Forma Operating Profit from Continuing Operations as a % of Sales 4.0% .6% .9% 4.6% 4.0% _____________________ (1) Total spin cost is estimated to be ~ $7.5M. Spin cost through Q2’15 equaled $6.9M of which $4.4M reduces reported operating profit from continuing operations and $2.5M is included in discontinued operations. (2) Estimated cost associated with the retirement and separation of people due to spin. Cost include that for salary, incentive compensation, performance shares, retirement contribution, and payroll tax. (3) Includes: Gain from sale of idle property of $1.7M in FY’14. (4) SERP expense is added back to adjusted operating profit because amount is offset in other income (expense) section of income statement. Net Income is not affected by SERP. (5) Adjusted pro forma operating profit includes external reverse synergies representing estimated increases to the cost structure necessitated by the split into two companies. For example, pre-spin Kimball had one board of directors, and such costs were allocated to Furniture and Electronics. Post spin, there are two boards with each company experiencing a cost increase merely because of the separation. Other examples include IT expenditures and certain insurance cost among others. The $.3M per quarter reflected in the table above is a mid-point of a range estimated to be from $1.0M to $1.5M per year adjusting the adjusted pro forma operating profit from continuing operations to reflect this estimated increase in cost structure post spin. In addition to external cost, internal reverse synergy cost also exist and are embedded in the calculation of Operating Income from continuing operations reducing income. Different than external cost, these costs do not have to be separately deducted in this reconciliation because by way of the discontinued operation calculation this cost increase remains within the computed Operating Income from continuing operations. As an example for this type of cost, pre-spin Kimball had an SEC financial reporting function, and such costs were allocated to Furniture and Electronics. Post spin, there are two separate functions experiencing a cost increase as it takes more resource to perform this function for two separate companies than one. This cost increase is estimated to be $500k to $1M per year. So in total, it is estimated that reverse synergy cost will increase cost structure post spin by $1.5 to $2.5M per year as already reflected in the adjusted results included in the reconciliation above. Excludes Electronics